UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

Yellow Roadway Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Yellow Roadway Corporation (“Yellow Roadway” or the “Company”) announced today the completion of its acquisition of USF Corporation (“USF”). The foregoing is qualified by reference to Yellow Roadway’s press release relating to the acquisition, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Yellow Roadway will hold a meeting for analysts and investors on Tuesday, May 24, 2005 at 4:30 ET. Bill Zollars, Chairman, President and Chief Executive Officer of Yellow Roadway, will make a presentation and be available to answer questions. The slideshow presentation to be used at such meeting is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

99.1	Press release issued by Yellow Roadway on May 24, 2005.

99.2	Slideshow presentation to analysts and investors.

Cautionary Statement Regarding Forward-Looking Statements

The information presented in this communication may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “could”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Yellow Roadway and USF, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the SEC by Yellow Roadway and USF; the parties’ ability to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate USF’s operations into Yellow Roadway’s operations; and the factors that generally affect the respective businesses of Yellow Roadway and USF as further outlined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the companies’ respective Annual Reports on Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Yellow Roadway does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Yellow Roadway’s and USF’s various SEC reports, including, but not limited to, each party’s Annual Report on Form 10-K for the year ended December 31, 2004.

Information in this Current Report that is being furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 7.01 in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 7.01 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information Item 7.01 of this Current Report contains is material investor information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005

YELLOW ROADWAY CORPORATION

By:	/s/ DANIEL J. CHURAY
Daniel J. Churay
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release issued by Yellow Roadway on May 24, 2005.

99.2	Slideshow presentation to analysts and investors.

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